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EXHIBIT 99

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Ultimate Electronics, Inc. (the "Company") on Form 10-Q for the quarter ended October 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ J. EDWARD MCENTIRE J. Edward McEntire Chief Executive Officer December 13, 2002
/s/ ALAN E. KESSOCK Alan E. Kessock Chief Financial Officer December 13, 2002

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  EXHIBIT 99